-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 20, 1997
                                -----------------
                Date of Report (Date of earliest event reported)

                     REPUBLIC SECURITY FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    FLORIDA

                 (State or Other Jurisdiction of Incorporation)

                  0-14671                                            59-2335075
         (Commission File Number)                         (IRS Employer Identification No.)

           4400 CONGRESS AVENUE
         WEST PALM BEACH, FLORIDA                                       33407
 (Address of principal executive offices)                            (Zip Code)

                                 (561) 840-1200
               Registrant's Telephone Number, Including Area Code

-------------------------------------------------------------------------------

ITEM 5.     OTHER INFORMATION

         On June 30, 1997, Republic Security Financial Corporation (the "Company") acquired Family Bank, a Florida commercial bank headquartered in Hallandale, Florida, in a stock-for-stock transaction. Family Bank merged into the Company's wholly owned subsidiary, Republic Security Bank.

         Shareholders of Family Bank received 13 shares of the Company's common stock for each share of Family Bank common stock. As a result, the Company issued approximately 8.3 million shares of its common stock for all the shares of Family Bank common stock. The acquisition was accounted for as a tax-free pooling of interests.

         The following is a summary of certain interim financial results of the Company reflecting the combined operations.


                                                                             ONE MONTH ENDED JULY 31,


(AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA                                                      1997
-----------------------------------------------------------------------------------------------------
INTEREST INCOME:                                                                          (Unaudited)
  Interest and fees on loans                                                                   $3,564

  Interest and dividends on investments                                                           607
-----------------------------------------------------------------------------------------------------
                                                                                                4,171
-----------------------------------------------------------------------------------------------------
INTEREST EXPENSE:

  Interest on deposits                                                                          1,470

  Interest on borrowings                                                                          178
-----------------------------------------------------------------------------------------------------
                                                                                                1,648
-----------------------------------------------------------------------------------------------------
  Net interest income                                                                           2,523

  Provision for loan losses                                                                        25
-----------------------------------------------------------------------------------------------------
  Net interest income after provision for loan losses                                           2,498

-----------------------------------------------------------------------------------------------------
  NON-INTEREST INCOME:                                                                            403
-----------------------------------------------------------------------------------------------------
OPERATING EXPENSES:

  Employee compensation and benefits                                                            1,011

  Occupancy and equipment                                                                         345

  Data processing                                                                                  65
Other                                                                                             515

-----------------------------------------------------------------------------------------------------
                                                                                                1,936
-----------------------------------------------------------------------------------------------------
Income before taxes                                                                               965

Provision for income taxes                                                                        353
-----------------------------------------------------------------------------------------------------
  Net income                                                                                    $ 612
=====================================================================================================


The above results are not indicative or predicative of results for the year ended December 31, 1997. The results above do not include a one-time restructure charge of approximately $2.5 million, net of taxes, recorded upon consummation of the Family Bank merger on June 30, 1997.

-------------------------------------------------------------------------------

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Republic Security Financial Corporation
                                              (Registrant)


Date: August 20, 1997                          /S/ CARLA H. POLLARD
                                               --------------------
                                                Carla H. Pollard
                                           Vice President/Controller